EXHIBIT 10.1

NEITHER THIS PROMISSORY NOTE (“NOTE”) NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF (THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE SALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY DESIGNATED BELOW THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $800,000	Issuance Date: October 16, 2024

In consideration of receipt of the principal amount set forth above (the “Principal Amount”) from the undersigned investor (the “Investor”) on or about the date set forth above (the “Issuance Date”), Bellevue Life Sciences Acquisition Corp., a Delaware corporation (the “Company”), promises to pay to the order of Investor the Principal Amount, together with interest thereon from the Issuance Date of this Convertible Promissory Note (this “Note”), on the terms and conditions described herein. Except as specified in Section 3 below, all payments on this Note shall be made in United States Dollars by check or wire transfer of immediately available funds to such account as the Investor may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. Unless this Note is earlier converted or prepaid pursuant to Sections 3 or 4 hereof, the Principal and accrued interest of this Note will be due and payable by the Company on the one-year anniversary of the Issuance Date.

2 Interest. Interest shall accrue on the unpaid Principal Amount at a simple rate of five percent (5%) per annum; provided, however, solely for purposes of a prepayment under Section 4 of this Note, interest shall be deemed to accrue on the unpaid Principal Amount at a simple rate of seven percent (7%) per annum (the “Bonus Rate”).

3. Automatic Conversion on Closing of Qualified PIPE Financing. In the event of, and simultaneously with the closing of the Qualified PIPE Financing (as defined below), the entire Principal Amount and unpaid accrued interest on this Note will automatically convert into shares of the Company’s Common Stock (the “Conversion Securities”) in an amount equal to the quotient (rounded to the nearest whole share) obtained by dividing (a) the outstanding Principal Amount and unpaid accrued interest under this Note on the closing date of the Qualified PIPE Financing by (b) eight dollars and ten cents ($8.10). The “Qualified PIPE Financing” shall mean a private financing that is not registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in which the Company receives aggregate gross proceeds in amount of at least $1,500,000 (excluding the proceeds of this Note) which occurs prior to or simultaneously with the closing of Company’s business combination with OSR Holdings Co., Ltd. (the “Business Combination”). At least five (5) days prior to the Qualified PIPE Financing, Company will notify Investor in writing of the proposed closing date of the Qualified PIPE Financing and the terms thereof. In conjunction with such conversion, the Investor shall become a party to and shall execute all applicable definitive agreements relating to such Qualified PIPE Financing (the “Qualified PIPE Financing Agreements”) . Upon conversion of this Note into the Conversion Securities in accordance with the terms hereof, the Company shall promptly issue and cause to be delivered to the Investor a certificate or certificates for the Conversion Securities (which may be in electronic ‘Or book entry form). Such conversion shall be deemed to have been made simultaneously with the completion of the closing of the Qualified PIPE

Financing (the “Conversion Time”). The Investor shall be treated for all purposes as the record holder of such Conversion Securities as of the Conversion Time. No fractional Conversion Securities shall be issued in connection with any conversion of this Note, and any fractional Conversion Securities shall be rounded up or down to the nearest whole share in lieu of any such fraction (and any fraction representing one-half of a share shall be rounded up). The issuance of Conversion Securities to the Investor upon conversion of this Note in accordance with its terms shall constitute satisfaction in full of the obligations of the Company under this Note.

4. Prepayment. In the event that a Qualified PIPE Financing does not occur on or before March 31, 2025 (the “PIPE Outside Date”), the Company may prepay this Note, in whole or in part, at any time after the PIPE Outside Date. Company shall provide Investor at least (10) days’ prior written notice of its election to prepay this Note under this Section 4. Upon a prepayment pursuant to this Section 4, Investor shall receive the unpaid Principal Amount hereof plus interest calculated at the Bonus Rate.

5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows: (a) the Company is a corporation duly incorporated and in good standing under the laws of the State of Delaware; (b) the Company is not in violation of or in default under its charter documents or any material judgment, order, writ, decree, statute, rule, or regulation that is applicable to the Company or any material mortgage, indenture, agreement, instrument, or contract to which the Company is a party; (c) all corporate action on the part of the Company, its directors and stockholders necessary for the authorization, sale, issuance and delivery of this Note has been taken; (d) the Company will take all corporate action necessary to ensure the Conversion Securities issued upon conversion of this Note will, upon issuance, be duly authorized, validly issued and fully paid in accordance with the certificate of incorporation of the Company; (e) this Note, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (f) the execution and delivery of this Note does not violate any material judgment, order, decree, statute, rule, or regulation applicable to the Company or violate any individual’s mortgage, indenture, agreement, instrument, or contract to which the Company is a party.

6. Representations and Warranties by Investor. By acceptance of this Note, the Investor represents and warrants to the Company as of the time of issuance of this Note as follows: (a) this Note and any Conversion Shares issued upon the conversion hereof (collectively, the “Securities”) will be acquired for the Investor’s own account for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, or applicable state securities laws; (b) the Investor understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of an exemption from the registration requirements of such laws, and that the Securities may not be sold or otherwise transferred unless such sale or transfer is registered under the Securities Act or is exempt from registration; (c) the Investor (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act, (ii) has the ability to bear the economic risks of the Investor’s investment in the Securities and (iii) has not been offered the Securities by any form of general solicitation; (d) the Investor is in a financial position to hold the Note and is able to bear the economic risk and withstand a complete loss of his/her investment in the Note; and (e) the Investor has had access to complete information regarding the Company, including, in particular, the reports and other information publicly filed by the Company with the US Securities and Exchange Commission that includes the financial condition of the Company and the risks associated with an investment in the Company’s securities and has utilized such access to Investor’s satisfaction for the purpose of obtaining information about the Company. FURTHERMORE, THE INVESTOR RECOGNIZES THAT THE NOTE AS AN INVESTMENT INVOLVES A HIGH DEGREE OF RISK.

7. Events of Default. Each of the following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by Company to pay the outstanding balance due on maturity of this Note within five (5) business days thereof

(b) Voluntary Bankruptcy, Etc. The commencement by Company of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Company or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Company generally to pay its debts as such debts become due, or the taking of corporate action by Company in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Company or for any substantial part of its property, or ordering the winding- up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

8. Remedies .

(a) Upon the occurrence of an Event of Default specified in Section 7(a) hereof, Investor may, by written notice to Company, declare this Note to be due immediately and payable, whereupon the outstanding balance of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 7(b) and 7(c), the unpaid Principal Amount of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Investor.

9. Unconditional Liability. Company hereby agrees that its liability shall be unconditional , without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Investor, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Investor with respect to the payment or other provisions of this Note.

10. Notices . All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered by electronic mail, to the electronic mail address set forth on the signature page hereto or such other electronic mail address as may be designated in writing by such party with specific reference to this provision. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery.

11. Governing Law. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

12 Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Trust Waiver. Notwithstanding anything herein to the contrary, the Investor hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account established in which the proceeds of the initial public offering (the “IPO”) conducted by the Company (including the deferred underwriters discounts and commissions) and the proceeds of the sale of the units issued in a private placement that occurred in connection with the IPO are to be deposited (the “Trust Account”), as described in greater detail in the registration statement and prospectus filed with the Securities and Exchange Commission in connection with the IPO (the “Registration Statement”), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever; provided, however, the Investor shall not waive any Claim it may have if the Company fails to repay the outstanding balance due in connection with this Note pursuant to Section 7 hereof.

14. Escrow Arrangement. In connection with the execution and delivery of this Note, Company and Investor acknowledge that BCM Europe AG (“BCME”) shall deposit 400,000 shares of common stock of the Company. (“Escrow Shares”) into a brokerage account in BCME’s name, to be held in Korea. BCME and Investor hereby expressly agree to use commercially reasonable efforts to enter into an escrow agreement, subject to Korean law, pursuant to which the Escrow Shares will be subject on terms to be agreed to separately between BCME and Investor.

15. Lock Up. The Conversion Securities are not subject to any contractual lock up restrictions, but any subsequent transfer or sale must be in accordance with applicable securities laws.

16. Amendment; Waiver. The provisions of this Note may be amended or waived only upon the written consent of the Company and Investor.

17. Assignment. The rights and obligations of the Company and Investor shall be binding upon and shall inure to the benefit of their successors, assigns and transferees. Investor may not assign or otherwise transfer this Note or its rights hereunder without the prior written consent of the Company.

18. Restrictions on Transfer. As a condition to the conversion of this Note into Conversion Securities, Investor understands that the Conversion Securities are subject to restrictions on transfer under the Securities Act and applicable state securities laws as well as other contractual restrictions that are in existence at the time of issuance of the Conversion Securities. As a condition to issuance of the Conversion Securities, Investor covenants and agrees that it will become a party to the Qualified PIPE Financing Agreements. Investor and any transferee of the Conversion Securities each further agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the restrictions set forth in the Qualified PIPE Financing Agreements or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period. The Conversion Securities (unless registered under the Act) will be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE

NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF

1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND

NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE

OR DISTRIBUTION THEREOF. NO SUCH SALE OR

DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE

REGISTRATION STATEMENT RELATED THERETO OR AN

OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE

COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED

UNDER THE SECURITIES ACT OF 1933.

19. No Rights as a Stockholder. Investor, as holder of this Note, is not entitled to any rights as a stockholder of the Company and Investor shall not be deemed the holder of the Conversion Securities or any other securities of the Company that may at any time be issuable on the conversion of this Note for any purpose, nor will anything contained herein be construed to confer upon the Investor, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of shares, reclassification of shares, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Note has been converted in accordance with the terms hereof.

20. Miscellaneous Provisions. Headings used in this Note have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Note. This Note may be executed and delivered electronically in two counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Under no circumstances shall any individual, including but not limited to any officer, director or employee of the Company, or any sponsor, affiliate or agent thereof be obligated personally for any obligations or liabilities of the Company hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Note to be duly executed as of the day and year first above written.

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer
Email:	[**]

INVESTOR:

DUKSUNG CO., LTD.

By	/s/ Bong Geun Lee
Name:	Bong Geun Lee
Title:	Chairman & CEO
Email:	[**]

The undersigned hereby joins in the execution of this Note for the sole purpose of agreeing to the covenants set forth in Section 14.

BCM EUROPE AG

By	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer